UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2018

Date of Report (Date of earliest event reported)

NAMI CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-187007	61-1693116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Parkway, Suite 500S Las Vegas, Nevada 89169	19103
(Address of principal executive offices)	(Zip Code)

(702) 331-8633

Registrant’s telephone number, including area code

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 hereto and incorporated by reference are presentation slides that formed the basis of two presentations that took place that took place by the Company’s executives in Kuala Lumpur on April 28, 2018. The presentations addressed the Company’s future business prospects.

The presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily basedon certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of April 28, 2018. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual futureperformance and results could differ from that contained in or suggested by the forward-looking statements.

The information contained in this Item 7.01, including the related information set forth in the Corporate Conference Presentation provided as an exhibit hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document to the Securities Act of 1933, as amended, or into any filing or other document to the Exchange Act, except as otherwise expressly stated in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	NAMI Corp Corporate Conference Presentations
99.2	Marine Sand Mining Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAMI Corp.

DATE: May 8, 2018	By:	/s/ Ong Tee Keat
	Name:	Ong Tee Keat
	Title:	CEO

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